UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3757

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.
- Dreyfus California AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/10

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
California AMT-Free
Municipal Bond Fund

ANNUAL REPORT May 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
35	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Important Tax Information
47	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
California AMT-Free
Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California AMT-Free Municipal Bond Fund, covering the 12-month period from June 1, 2009, through May 31, 2010.

Psychology historically has played an important role in how investors —especially individual investors — perceive the financial markets and make asset allocation decisions. Unlike the purely rational investor who, in an ideal world, would seek investments that potentially can deliver the best risk/return characteristics, the everyday investor typically has been influenced by emotions. Currently, investors’ emotions appear to be deeply divided, with a large number still seeking low risk investments (such as cash instruments), and others favoring higher risk investments (such as smaller-cap and emerging market stocks). Meanwhile, investment classes in the middle of the risk spectrum seemingly have been largely avoided.

It is important to note that investor sentiment often lags the economic cycle.That’s why we continue to stress the importance of a long-term, well balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about taking advantage of long-term market fundamentals rather than remaining susceptible to the effects of emotional reactions to short-term developments.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through May 31, 2010, as provided by Jeffrey B. Burger and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2010, Dreyfus California AMT-Free Municipal Bond Fund’s Class A,B,C,I and Z shares achieved total returns of 8.30%, 7.65%, 7.36%, 8.57% and 8.52%, respectively.1 The Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 8.52% for the same period.2

Municipal bonds generally continued to gain value over the reporting period amid robust demand for a limited supply of securities. The fund’s Class I and Class Z shares performed in line with its benchmark, as shortfalls stemming from the fund’s high-quality bias were balanced by the success of our security selection strategy.

On a separate note, Jeffrey B. Burger and James Welch became co-primary portfolio managers of the fund in December 2009.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund also seeks to provide income exempt from the federal Alternative Minimum Tax. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus.The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Rebounded with U.S. Economy

An improving U.S. economy bolstered confidence among consumers, businesses and investors during the reporting period. However, unemployment has remained stubbornly high, and the pace of the economic recovery so far has proved to be slower than historical averages. In addition, most states, including California, have continued to struggle with declining tax revenues and intensifying demand for services. In light of these challenges, the Federal Reserve Board left short-term interest rates unchanged throughout the reporting period in a historically low range between 0% and 0.25%.

In this environment, the national municipal bond market was influenced by improving investor sentiment. In addition, municipal bonds were supported by favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, part of the stimulus package that shifted a substantial portion of new issuance to the taxable bond market. Meanwhile, demand for municipal bonds intensified as individual and institutional investors sought alternatives to low yielding money market funds. Consequently, longer-term municipal bond yields trended downward, on average, over the reporting period. For much of the reporting period, performance was stronger among lower-rated municipal bonds that had been punished severely during the downturn, while bonds backed by general tax revenues generally lagged market averages.

Security Selection Strategy Supported Fund Returns

Given California’s serious fiscal challenges, we maintained a bias toward higher-quality securities.We generally favored municipal bonds backed by revenues from utilities, transportation resources and other facilities that our credit analysts considered fundamentally sound and relatively liquid. Conversely, we typically shied away from bonds backed by general tax receipts on the state and local levels. Although we do not attempt to forecast interest rates, we emphasized 20-year securities, where we believed the risk adjusted total return potential was optimized, particularly due to the yield curve’s steepness.

Supply-and-Demand Factors May Remain Favorable

Although California state and local governments have remained under pressure, we have continued to find attractive opportunities among individual municipal bond issuers. In addition, we remain optimistic about the overall market’s long-term prospects. Demand seems likely to stay robust as investors grow increasingly concerned regarding potential income tax increases on the state and federal levels. In addition, the Build America Bonds program may be extended beyond its current expiration date at the end of this year, which could keep the national supply of new tax-exempt bonds relatively low. Consequently, we have continued to focus on higher-quality, revenue-backed bonds. For new purchases, we have emphasized bonds with coupon rates above 5% to position the fund for expected challenges when short-term interest rates eventually begin to rise.

June 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different expense structure and will achieve different returns. Class I and Class Z (which is closed to new investors) are not subject to any initial or deferred sales charges. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable. Return figure for Class I shares reflects the absorption of certain fund expenses by The Dreyfus
Corporation which may be modified or terminated at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus California AMT-Free Municipal
Bond Fund, Inc. Class Z shares and the Barclays Capital Municipal Bond Index
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus California AMT-Free Municipal
Bond Fund on 5/31/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”)
on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in California municipal securities and its performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares. Performance for Class A, Class B, Class C and Class I
shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.The
Index is not limited to investments principally in California municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	3.40%	2.46%	4.83%†††
without sales charge	10/21/04	8.30%	3.42%	5.32%†††
Class B shares
with applicable redemption charge †	10/21/04	3.65%	2.51%	5.23%†††, ††††
without redemption	10/21/04	7.65%	2.86%	5.23%†††, ††††
Class C shares
with applicable redemption charge ††	10/21/04	6.36%	2.60%	4.85%†††
without redemption	10/21/04	7.36%	2.60%	4.85%†††
Class I shares	12/15/08	8.57%	3.64%†††	5.44%†††
Class Z shares	7/26/83	8.52%	3.64%	5.44%
Barclays Capital
Municipal Bond Index		8.52%	4.52%	5.90%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, Class B and Class C shares of the fund represent the performance of the fund’s Class Z shares for periods prior to 10/21/04 (the inception date for Class A, Class B and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund represent the performance of the fund’s
Class Z shares for periods prior to 12/15/08 (the inception date for Class I shares).
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from December 1, 2009 to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$4.73	$7.86	$8.82	$3.46	$3.66
Ending value (after expenses)	$1,038.30	$1,035.20	$1,034.10	$1,039.50	$1,039.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$4.68	$7.80	$8.75	$3.43	$3.63
Ending value (after expenses)	$1,020.29	$1,017.20	$1,016.26	$1,021.54	$1,021.34

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.55% for Class B, 1.74% for
Class C, .68% for Class I and .72% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.2%	Rate (%)	Date	Amount ($)	Value ($)
California—92.5%
ABAG Finance Authority for
Nonprofit Corporations, COP
(Episcopal Homes Foundation)	5.25	7/1/10	3,500,000	3,510,780
ABAG Finance Authority for
Nonprofit Corporations,
Insured Revenue (Sansum-
Santa Barbara Medical
Foundation Clinic)	5.50	4/1/21	3,500,000	3,552,010
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (San Diego
Hospital Association)	5.38	3/1/21	4,000,000	4,072,400
Alameda Corridor Transportation
Authority, Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.13	10/1/16	2,000,000	2,022,840
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/24	17,580,000	19,681,337
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/34	15,000,000	15,490,050
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.50	4/1/43	11,720,000	12,606,735
Brentwood Infrastructure Financing
Authority, Water Revenue	5.75	7/1/38	4,250,000	4,642,913
California,
Economic Recovery Bonds	5.00	7/1/20	20,000,000	22,351,400
California,
GO (Various Purpose)	5.25	3/1/30	15,000,000	15,367,050
California,
GO (Various Purpose)	5.75	4/1/31	4,500,000	4,798,080
California,
GO (Various Purpose)	6.50	4/1/33	30,000,000	33,988,500
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	8,530,000	8,534,692
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	7,500,000	8,252,925

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Department of Water
Resources, Power Supply
Revenue (Prerefunded)	5.88	5/1/12	10,000,000	[a]	11,110,600
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/26	7,500,000		8,222,175
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	11,600,000		12,649,452
California Department of Water
Resources, Water System
Revenue (Central Valley
Project) (Prerefunded)	5.50	12/1/11	225,000	[a]	241,938
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	210,000		172,183
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	135,000		165,158
California Educational Facilities
Authority, Revenue (University
of Southern California)	4.50	10/1/33	49,625,000		49,515,825
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	9,500,000		10,233,400
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/17	870,000		898,893
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/18	1,000,000		1,027,390
California Health Facilities
Financing Authority, Revenue
(Catholic Healthcare West)	5.63	7/1/32	5,875,000		6,048,606
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/36	6,000,000		6,017,820

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	6,000,000	6,455,040
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	7,465,000	7,554,132
California Health Facilities
Financing Authority, Revenue
(Sutter Health) (Insured;
National Public Finance
Guarantee Corp.)	5.35	8/15/28	2,290,000	2,293,801
California Housing Finance Agency,
Home Mortgage Revenue	5.50	8/1/38	16,195,000	16,233,868
California Infrastructure and
Economic Development Bank,
Revenue (Kaiser Hospital
Assistance I-LLC)	5.55	8/1/31	21,900,000	22,177,473
California Infrastructure and
Economic Development Bank,
Revenue (Performing Arts
Center of Los Angeles County)	5.00	12/1/27	1,000,000	1,015,000
California Infrastructure and
Economic Development Bank,
Revenue (The J. Paul Getty Trust)	4.00	12/1/11	2,515,000	2,628,955
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/27	6,750,000	6,446,250
California Pollution Control
Financing Authority, PCR (San
Diego Gas and Electric
Company) (Insured; National
Public Finance Guarantee Corp.)	5.90	6/1/14	59,330,000	66,937,293
California Public Works Board,
LR (Department of Corrections,
Calipatria State Prison,
Imperial County) (Insured;
National Public Finance
Guarantee Corp.)	6.50	9/1/17	13,000,000	14,386,840

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Public Works Board,
LR (Department of Health
Services-Richmond Laboratory,
Phase III Office Building)
(Insured; XLCA)	5.00	11/1/19	1,680,000	1,740,917
California Public Works Board,
LR (Various University of
California Projects)	5.50	6/1/14	5,000,000	5,413,750
California State University
Fresno Association Inc.,
Auxiliary Organization Event
Center Revenue (Prerefunded)	6.00	7/1/12	5,250,000 [a]	5,855,640
California State University
Trustees, Systemwide Revenue	5.00	11/1/27	2,510,000	2,633,743
California State University
Trustees, Systemwide Revenue	5.00	11/1/28	5,000,000	5,225,950
California State University
Trustees, Systemwide Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/1/26	10,485,000	10,924,007
California Statewide Communities
Development Authority, COP
(The Internext Group)	5.38	4/1/30	20,000,000	18,516,000
California Statewide Communities
Development Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/35	7,380,000	7,185,242
California Statewide Communities
Development Authority,
Insured Revenue
(Saint Joseph Health
System) (Insured; FGIC)	5.75	7/1/47	10,000,000	10,327,600
California Statewide Communities
Development Authority,
Insured Revenue (Saint
Joseph Health System)
(Insured; National Public
Finance Guarantee Corp.)	5.13	7/1/24	5,000,000	5,161,850

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/24	8,205,000	7,834,872
California Statewide Communities
Development Authority,
Revenue (Daughters of
Charity Health System)	5.25	7/1/35	10,770,000	9,550,513
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.25	12/1/27	9,000,000	7,592,850
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.50	11/1/32	13,500,000	13,694,805
California Statewide Communities
Development Authority, Revenue
(Saint Ignatius College
Preparatory) (Insured; AMBAC)	5.00	6/1/32	5,635,000	5,502,690
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.50	8/15/28	14,000,000	14,356,440
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.25	7/1/20	2,280,000	2,526,377
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.00	7/1/28	15,360,000	15,844,762
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.00	7/1/33	19,710,000	20,176,339
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.00	7/1/36	14,355,000	14,648,703
California Statewide Communities
Development Authority, School
Facility Revenue (Aspire
Public Schools)	6.00	7/1/40	10,000,000	10,006,000

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	4,500,000		4,597,830
Capistrano Unified School District
(Ladera) Community Facilities
District Number 98-2, Special
Tax Bonds (Insured; National
Public Finance Guarantee Corp.)	5.00	9/1/19	3,545,000		3,609,803
Capistrano Unified School
District, School Facilities
Improvement District Number 1
(Insured; National Public
Finance Guarantee Corp.)	6.00	8/1/24	2,075,000		2,112,640
Carson Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; National
Public Finance Guarantee Corp.)	5.50	10/1/13	1,000,000		1,086,750
Central California Joint Powers
Health Financing Authority,
COP (Community Hospitals of
Central California Obligated
Group) (Prerefunded)	5.75	2/1/11	16,000,000	[a]	16,742,400
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000	[b]	1,649,820
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/32	10,000,000	[b]	2,520,700
Chino Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	5.25	8/1/30	10,000,000		10,249,400
Coast Community College District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0/5.00	8/1/29	15,565,000	[c]	13,191,804
Compton Public Finance Authority,
LR (Various Capital Projects)
(Insured; AMBAC)	5.25	9/1/27	13,355,000		13,532,488

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Delano,
COP (Delano Regional
Medical Center)	5.25	1/1/18	11,325,000	11,325,113
Fontana Community Facilities
District Number 2, Senior
Special Tax Revenue (Village
of Heritage) (Insured;
National Public Finance
Guarantee Corp.)	5.25	9/1/17	10,000,000	10,010,400
Fontana Public Financing
Authority, Tax Allocation
Revenue (North Fontana
Redevelopment Project)
(Insured; AMBAC)	5.50	9/1/32	13,800,000	13,798,758
Foothill-De Anza Community College
District, GO (Insured; AMBAC)	5.00	8/1/22	10,350,000	11,360,056
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue	5.75	1/15/40	1,745,000	1,703,643
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.25	1/15/12	4,550,000	4,598,503
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.13	1/15/19	2,000,000	2,003,120
Fullerton Community Facilities
District Number 1, Special Tax
Revenue (Amerige Heights)	6.20	9/1/32	2,500,000	2,503,875
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; Assured Guaranty
Municipal Corp.)	0/4.55	6/1/22	1,725,000 [c]	1,616,877
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	13,500,000	12,214,800

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	10,000,000		7,960,300
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	10,725,000		7,864,321
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	6.75	6/1/13	14,770,000	[a]	17,158,752
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/21	4,375,000	[b]	2,671,812
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/22	4,605,000	[b]	2,662,197
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/23	4,850,000	[b]	2,545,959
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	3,265,000	[b]	1,301,037
Kaweah Delta Health Care District,
Revenue (Prerefunded)	6.00	8/1/12	9,000,000	[a]	10,182,780
Lincoln Community Facilities
District Number 2003-1,
Special Tax Bonds (Lincoln
Crossing Project) (Prerefunded)	5.65	9/1/13	1,125,000	[a]	1,307,070
Los Angeles,
Wastewater System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	6/1/32	6,050,000		6,177,050
Los Angeles,
Wastewater System Revenue
(Insured; National Public
Finance Guarantee Corp.)	4.75	6/1/35	8,000,000		8,038,880
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/29	16,090,000		17,278,729

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/35	25,000,000		25,832,000
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/30	4,250,000		4,345,710
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	26,055,000		28,808,232
Los Angeles Unified School
District, GO (Insured; National
Public Finance Guarantee Corp.)	5.75	7/1/15	3,000,000		3,499,260
Los Angeles Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.75	7/1/17	8,385,000		9,927,253
Metropolitan Water District of
Southern California, Water Revenue	5.00	1/1/39	5,000,000		5,306,200
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)	0.00	9/1/15	2,825,000	[b]	2,523,233
Murrieta Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/21	4,950,000	[b]	2,713,045
Natomas Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.95	9/1/21	2,500,000		2,877,700
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.00	1/1/16	670,000	[a]	848,200
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.50	7/1/21	375,000	[a]	509,280
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; National
Public Finance Guarantee Corp.)	6.30	7/1/18	26,400,000		30,411,216
Oakland Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/24	17,275,000		17,690,637

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 3	5.60	8/15/28	3,250,000	3,151,590
Orange County Community Facilities
District (Landera Ranch)
Special Tax Number 3	5.63	8/15/34	6,000,000	5,732,400
Pomona,
COP (General Fund Lease
Financing) (Insured; AMBAC)	5.50	6/1/28	1,000,000	1,046,240
Pomona Redevelopment Agency,
Tax Allocation Revenue
(West Holt Avenue
Redevelopment Project)	5.50	5/1/32	3,000,000	2,984,730
Rancho California Water District
Financing Authority, Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	8/1/28	8,965,000	9,355,515
Rancho Cucamonga Redevelopment
Agency, Tax Allocation Revenue
(Rancho Development Project)
(Insured; National Public
Finance Guarantee Corp.)	5.38	9/1/25	7,485,000	7,511,871
Rancho Mirage Joint Powers
Financing Authority, Revenue
(Eisenhower Medical Center)
(Prerefunded)	5.63	7/1/14	10,430,000 [a]	12,214,886
Riverside County Public Financing
Authority, Tax Allocation
Revenue (Redevelopment
Projects) (Insured; XLCA)	5.25	10/1/18	1,275,000	1,311,899
Sacramento County,
Airport System Senior Revenue	5.00	7/1/24	5,090,000	5,316,963
Sacramento County,
Airport System Senior Revenue	5.13	7/1/25	5,890,000	6,169,657
Sacramento County Water
Financing Authority, Revenue
(Sacramento County
Water Agency Zones 40
and 41 Water System Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/25	10,845,000	11,128,488

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Sacramento Municipal Utility District,
Electric Revenue (Insured; National
Public Finance Guarantee Corp.)	6.50	9/1/13	6,930,000	7,476,708
San Bernardino County,
COP (Capital Facilities Project)	6.88	8/1/24	5,000,000	6,678,600
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/24	2,265,000	2,126,178
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/34	9,880,000	8,602,121
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	8,045,000	8,589,888
San Diego Public Facilities Financing
Authority, Water Revenue	5.13	8/1/29	6,470,000	6,921,412
San Diego Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/16	1,465,000	1,654,337
San Francisco City and County,
COP (San Bruno Jail Number 3)
(Insured; AMBAC)	5.25	10/1/21	2,985,000	3,024,641
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series Revenue
(Issue 32F) (Insured; National
Public Finance Guarantee Corp.)	5.00	5/1/21	1,000,000	1,068,190
San Francisco City and County
Airport Commission, San Francisco
International Airport Second
Series Revenue (Issue 34D)	5.25	5/1/26	4,000,000	4,277,720
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/27	11,000,000	11,865,370
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/1/24	13,185,000	14,112,960

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/18	445,000	[b]	277,302
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/21	500,000	[b]	250,540
Santa Rosa,
Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	9/1/24	5,110,000		5,536,123
Sequoia Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/24	2,695,000		2,870,822
Simi Valley School Financing
Authority, GO Revenue (Simi
Valley Unified School District,
GO Bond) (Insured; Assured
Guaranty Municipal Corp.)	5.00	8/1/27	6,500,000		6,963,775
Southern California Public Power
Authority, Revenue (Milford
Wind Corridor Phase I Project)	5.00	7/1/29	11,865,000		12,341,261
Tobacco Securitization Authority
of Northern California, Tobacco
Settlement Asset-Backed Bonds
(Sacramento County Tobacco
Securitization Corporation)	5.38	6/1/38	20,000,000		16,012,400
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	2,030,000		1,941,533
Torrance Redevelopment Agency,
Tax Allocation Revenue	5.63	9/1/28	500,000		437,375
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.63	1/1/29	8,000,000		8,658,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Turlock Irrigation District,
Revenue	5.00	1/1/25	5,610,000	[d]	5,974,818
Turlock Irrigation District,
Revenue	5.00	1/1/26	8,120,000	[d]	8,601,922
University of California Regents,
General Revenue	5.25	5/15/28	10,000,000		10,927,800
University of California Regents,
General Revenue	5.75	5/15/31	8,000,000		9,113,680
University of California Regents,
Medical Center Pooled Revenue	5.25	5/15/19	10,000,000		11,160,500
West Covina Redevelopment
Agency, Community Facilities
District, Special Tax Revenue
(Fashion Plaza)	6.00	9/1/17	6,000,000		6,741,420
West Covina Redevelopment
Agency, Community Facilities
District, Special Tax Revenue
(Fashion Plaza)	6.00	9/1/22	11,325,000		12,897,476
West Kern Community College
District, GO (Insured; XLCA)	0.00	11/1/20	1,000,000	[b]	576,010
Whittier,
Health Facility Revenue
(Presbyterian Intercommunity
Hospital) (Prerefunded)	5.75	6/1/12	10,090,000	[a]	11,221,594
Yorba Linda Water District,
Revenue, COP (Capital
Improvement Projects)	5.00	10/1/38	3,000,000		3,079,500
U.S. Related—6.7%
Government of Guam,
LOR (Section 30)	5.63	12/1/29	2,850,000		2,942,112
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/22	2,000,000		2,059,720
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/28	6,040,000		6,111,876
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/28	5,000,000		5,170,000
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	5,000,000		5,062,300

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	10,000,000	10,522,600
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.25	7/1/16	3,000,000	3,519,000
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/13	4,750,000	5,046,828
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/28	10,200,000	10,727,238
Puerto Rico Public Buildings
Authority, Government
Facility Revenue	5.50	7/1/16	1,500,000	1,640,445
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	5,000,000	5,192,600
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.38	8/1/39	4,500,000	5,066,910
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,500,000	8,137,800
University of Puerto Rico,
University System Revenue	5.00	6/1/23	10,000,000	10,155,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Virgin Islands Public Finance
Authority, Revenue	7.30	10/1/18	3,100,000	3,833,708
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	5.63	10/1/10	345,000	350,047
Virgin Islands Public Finance
Authority, Revenue
(Virgin Islands Matching
Fund Loan Notes)	5.00	10/1/25	5,000,000	5,108,250

Total Investments (cost $1,282,777,318)			99.2%	1,335,446,336
Cash and Receivables (Net)			.8%	10,117,266
Net Assets			100.0%	1,345,563,602

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Purchased on a delayed delivery basis.

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	23.7
AA		Aa		AA	29.2
A		A		A	32.4
BBB		Baa		BBB	12.2
Not Rated[e]		Not Rated[e]		Not Rated[e]	2.5
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,282,777,318	1,335,446,336
Cash		6,122,919
Interest receivable		20,526,336
Receivable for shares of Common Stock subscribed		279,735
Prepaid expenses		49,899
		1,362,425,225
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		834,539
Payable for investment securities purchased		14,502,606
Payable for shares of Common Stock redeemed		1,342,739
Accrued expenses		181,739
		16,861,623
Net Assets ($)		1,345,563,602
Composition of Net Assets ($):
Paid-in capital		1,317,906,728
Accumulated net realized gain (loss) on investments		(25,012,144)
Accumulated net unrealized appreciation
(depreciation) on investments		52,669,018
Net Assets ($)		1,345,563,602

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2010

Investment Income ($):
Interest Income	65,635,414
Expenses:
Management fee—Note 3(a)	8,001,581
Shareholder servicing costs—Note 3(c)	1,306,101
Directors’ fees and expenses—Note 3(d)	102,078
Custodian fees—Note 3(c)	98,052
Professional fees	84,609
Registration fees	76,982
Distribution fees—Note 3(b)	68,613
Prospectus and shareholders’ reports	23,263
Loan commitment fees—Note 2	23,162
Interest expense—Note 2	237
Miscellaneous	63,292
Total Expenses	9,847,970
Less—reduction in expenses due to undertaking—Note 3(a)	(409)
Less—reduction in fees due to earnings credits—Note 1(b)	(1,749)
Net Expenses	9,845,812
Investment Income—Net	55,789,602
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(16,672,613)
Net unrealized appreciation (depreciation) on investments	69,698,995
Net Realized and Unrealized Gain (Loss) on Investments	53,026,382
Net Increase in Net Assets Resulting from Operations	108,815,984

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2010	2009[a]
Operations ($):
Investment income—net	55,789,602	58,391,935
Net realized gain (loss) on investments	(16,672,613)	2,782,328
Net unrealized appreciation
(depreciation) on investments	69,698,995	(51,838,668)
Net Increase (Decrease) in Net Assets
Resulting from Operations	108,815,984	9,335,595
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,771,285)	(4,678,138)
Class B Shares	(38,623)	(67,556)
Class C Shares	(264,949)	(210,117)
Class I Shares	(276,304)	(7,953)
Class Z Shares	(50,157,461)	(53,251,339)
Total Dividends	(55,508,622)	(58,215,103)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	32,361,154	35,053,151
Class B Shares	25,697	106,129
Class C Shares	3,509,430	4,381,967
Class I Shares	19,883,394	1,977,841
Class Z Shares	51,875,811	70,232,465
Dividends reinvested:
Class A Shares	3,417,236	3,208,842
Class B Shares	27,612	51,421
Class C Shares	182,954	127,855
Class I Shares	75,810	551
Class Z Shares	35,416,916	37,386,398
Cost of shares redeemed:
Class A Shares	(35,278,189)	(27,913,770)
Class B Shares	(640,694)	(1,696,527)
Class C Shares	(1,636,028)	(2,812,813)
Class I Shares	(4,607,244)	(49,854)
Class Z Shares	(140,530,807)	(177,066,005)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(35,916,948)	(57,012,349)
Total Increase (Decrease) in Net Assets	17,390,414	(105,891,857)
Net Assets ($):
Beginning of Period	1,328,173,188	1,434,065,045
End of Period	1,345,563,602	1,328,173,188

		Year Ended May 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	2,275,545	2,532,749
Shares issued for dividends reinvested	239,862	234,829
Shares redeemed	(2,477,491)	(2,073,400)
Net Increase (Decrease) in Shares Outstanding	37,916	694,178
Class Bb
Shares sold	1,838	7,708
Shares issued for dividends reinvested	1,943	3,749
Shares redeemed	(45,575)	(121,790)
Net Increase (Decrease) in Shares Outstanding	(41,794)	(110,333)
Class C
Shares sold	245,886	320,366
Shares issued for dividends reinvested	12,824	9,348
Shares redeemed	(115,007)	(208,703)
Net Increase (Decrease) in Shares Outstanding	143,703	121,011
Class I
Shares sold	1,391,676	143,899
Shares issued for dividends reinvested	5,269	40
Shares redeemed	(328,089)	(3,642)
Net Increase (Decrease) in Shares Outstanding	1,068,856	140,297
Class Z
Shares sold	3,650,671	5,082,834
Shares issued for dividends reinvested	2,486,133	2,734,794
Shares redeemed	(9,892,804)	(13,027,962)
Net Increase (Decrease) in Shares Outstanding	(3,756,000)	(5,210,334)

a The fund commenced offering Class I shares on December 15, 2008.
b During the period ended May 31, 2010, 15,923 Class B shares representing $221,753 were automatically converted to 15,923 Class A shares and during the period ended May 31, 2009, 7,057 Class B shares representing
$100,227 were automatically converted to 7,057 Class A shares.

See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.72	14.62	15.00
Investment Operations:
Investment income—net[a]	.57	.57	.57	.57	.58
Net realized and unrealized
gain (loss) on investments	.57	(.45)	(.32)	.11	(.37)
Total from Investment Operations	1.14	.12	.25	.68	.21
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.57)	(.57)	(.58)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.01)
Total Distributions	(.57)	(.57)	(.57)	(.58)	(.59)
Net asset value, end of period	14.52	13.95	14.40	14.72	14.62
Total Return (%)[b]	8.30	1.00	1.78	4.75	1.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.96	1.02	1.06	1.04
Ratio of net expenses
to average net assets	.92[c]	.95	1.02[c]	1.05	1.01
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.10	.13	.10
Ratio of net investment income
to average net assets	3.99	4.18	3.96	3.87	3.90
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	123,053	117,685	111,504	95,698	81,579

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended May 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.72	14.62	15.00
Investment Operations:
Investment income—net[a]	.48	.48	.49	.49	.50
Net realized and unrealized
gain (loss) on investments	.57	(.43)	(.32)	.12	(.37)
Total from Investment Operations	1.05	.05	.17	.61	.13
Distributions:
Dividends from investment income—net	(.48)	(.50)	(.49)	(.50)	(.50)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.01)
Total Distributions	(.48)	(.50)	(.49)	(.51)	(.51)
Net asset value, end of period	14.52	13.95	14.40	14.72	14.62
Total Return (%)[b]	7.65	.46	1.22	4.20	.93
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.52	1.58	1.58	1.56
Ratio of net expenses
to average net assets	1.52[c]	1.52[c]	1.57	1.58[c]	1.51
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.10	.13	.10
Ratio of net investment income
to average net assets	3.41	3.62	3.40	3.35	3.39
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	913	1,460	3,097	5,411	6,626

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.95	14.40	14.72	14.62	15.00
Investment Operations:
Investment income—net[a]	.45	.46	.46	.46	.46
Net realized and unrealized
gain (loss) on investments	.56	(.45)	(.32)	.11	(.37)
Total from Investment Operations	1.01	.01	.14	.57	.09
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.01)
Total Distributions	(.45)	(.46)	(.46)	(.47)	(.47)
Net asset value, end of period	14.51	13.95	14.40	14.72	14.62
Total Return (%)[b]	7.36	.22	1.00	3.95	.67
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.73	1.79	1.82	1.80
Ratio of net expenses
to average net assets	1.72[c]	1.73[c]	1.79[c]	1.81	1.87
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.10	.13	.10
Ratio of net investment income
to average net assets	3.18	3.39	3.18	3.10	3.13
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period ($ x 1,000)	9,653	7,272	5,767	4,451	3,054

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.94	12.60
Investment Operations:
Investment income—net[b]	.59	.24
Net realized and unrealized
gain (loss) on investments	.58	1.38
Total from Investment Operations	1.17	1.62
Distributions:
Dividends from investment income—net	(.60)	(.28)
Net asset value, end of period	14.51	13.94
Total Return (%)	8.57	12.97[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.70[d]
Ratio of net expenses to average net assets	.67	.70[d,e]
Ratio of interest and expense related to
floating rate notes issued to average net assets	—	—[f]
Ratio of net investment income to average net assets	4.20	4.33[d]
Portfolio Turnover Rate	22.39	16.57
Net Assets, end of period ($ x 1,000)	17,546	1,956

a	From December 15, 2008 (commencement of initial offering) to May 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
f	There were no floating rate notes outstanding during the class’ period of operations.

See notes to financial statements.

The Fund	33

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.95	14.40	14.71	14.61	15.00
Investment Operations:
Investment income—net[a]	.60	.60	.61	.61	.61
Net realized and unrealized
gain (loss) on investments	.57	(.45)	(.31)	.11	(.38)
Total from Investment Operations	1.17	.15	.30	.72	.23
Distributions:
Dividends from
investment income—net	(.60)	(.60)	(.61)	(.61)	(.61)
Dividends from net realized
gain on investments	—	—	—	(.01)	(.01)
Total Distributions	(.60)	(.60)	(.61)	(.62)	(.62)
Net asset value, end of period	14.52	13.95	14.40	14.71	14.61
Total Return (%)	8.52	1.22	2.08	4.97	1.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.74	.81	.84	.81
Ratio of net expenses
to average net assets	.71[b]	.74[b]	.80	.83	.81
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.02	.10	.13	.10
Ratio of net investment income
to average net assets	4.21	4.39	4.19	4.09	4.10
Portfolio Turnover Rate	22.39	16.57	43.66	43.68	35.92
Net Assets, end of period
($ x 1,000)	1,194,399	1,199,800	1,313,697	1,125,008	1,155,038

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, California Municipal Income, Inc.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

and Dreyfus California Intermediate Municipal Bond Fund, as a result of the reorganization of such funds. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as deter-

mined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	1,335,446,336	—	1,335,446,336

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended May 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $566,377, accumulated capital losses $24,624,833 and unrealized appreciation $53,139,497. In addition, the fund had $857,790 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2010. If not applied, $5,001,471 of the carryover expires in fiscal 2011, $187,278 expires in fiscal 2014, $3,616,725 expires in fiscal 2016 and $15,819,359 expires in fiscal 2018. Based on certain provisions in the Code, some of these losses acquired from fund mergers are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2010 and May 31, 2009 were as follows: tax exempt income $55,373,408 and $58,188,156 and ordinary income $135,214 and $26,947, respectively.

During the period ended May 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $280,980, increased accumulated net realized gain (loss) on investments by $123,427 and increased paid-in capital by $157,553. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2010, was approximately $19,900 with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2010, there was no expense reimbursement pursuant to the Agreement.

The Manager had undertaken from June 1, 2009 through May 31, 2010 to reduce the expenses paid by Class I shares, to the extent that Class I shares aggregate annual expenses, exclusive of certain expenses as described above, do not exceed an annual rate of .70% of the value of the average daily net assets of Class I shares. The reduction in expenses for Class I shares, pursuant to the undertaking, amounted to $409 during the period ended May 31, 2010.

During the period ended May 31, 2010, the Distributor retained $21,450 from commissions earned on sales of the fund’s Class A shares and $22,728 and $4,152 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2010, Class B and Class C shares were charged $5,701 and $62,912, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2010, Class A, Class B and Class C shares were charged $300,414, $2,851 and $20,971, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2010, Class Z shares were charged $397,969 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2010, the fund was charged $303,621 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2010, the fund was charged $32,088 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,749.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2010, the fund was charged $98,052 pursuant to the custody agreement.

During the period ended May 31, 2010, the fund was charged $5,436 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $684,710, Rule 12b-1 distribution plan fees $6,504, shareholder services plan fees $27,545, custodian fees $30,890, chief compliance officer fees $3,656 and transfer agency per account fees $81,643, which are offset against an expense reimbursement currently in effect in the amount of $409.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2010, amounted to $295,387,280 and $308,021,652, respectively.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended May 31, 2010.These disclosures did not impact the notes to the financial statements.

At May 31,2010,the cost of investments for federal income tax purposes was $1,282,306,839; accordingly, accumulated net unrealized appreciation on investments was $53,139,497, consisting of $66,700,403 gross unrealized appreciation and $13,560,906 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus California AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus California AMT-Free Municipal Bond Fund, (the sole series comprising Dreyfus Premier California AMT-Free Municipal Bond Fund Inc.) as of May 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California AMT-Free Municipal Bond Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2010 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), except $135,214 that is being designated as an ordinary income distribution for reporting purposes.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed by early 2011.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund	49

OFFICERS OF THE FUND (Unaudited)

The Fund	51

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Telephone Call your financial representative or 1-800-554-4611 Holders of Class Z call 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,719 in 2009 and $44,719 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,234 in 2009 and $3,934 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $377 in 2009 and $0 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,898,574 in 2009 and $28,017,293 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.
- Dreyfus California AMT-Free Municipal Bond Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)